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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) NOVEMBER 18, 2005

                               BADGER METER, INC.
               (Exact name of Registrant as Specified in Charter)

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
          WISCONSIN                       1-6706                  39-0143280
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)
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
4545 W. BROWN DEER RD., MILWAUKEE, WISCONSIN                             53223
  (Address of Principal Executive Offices)                            (Zip Code)
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Registrant's telephone number, including area code: (414) 355-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Item 1.01 Entry into a Material Definitive Agreement.

          On November 18, 2005, the Board of Directors of Badger Meter, Inc. (the "Company") approved an Executive Supplemental Plan for Key Employees, effective January 1, 2005, which is attached hereto as Exhibit 10.1. At this time the initial participants, as specified by the Corporate Governance Committee of the Company's Board of Directors, are Richard A. Meeusen, the Company's Chairman, President and Chief Executive Officer, and Richard E. Johnson, the Company's Senior Vice President - Finance, Chief Financial Officer and Treasurer.

Item 9.01 Financial Statements and Exhibits.

          (a)  Financial Statements of Business Acquired.

          Not applicable.

          (b)  Pro Forma Financial Information.

          Not applicable.

          (c)  Shell Company Transactions.

          Not applicable.

          (d)  Exhibits.

          The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BADGER METER, INC.


Date:  ______________, 2005             By:
                                            ------------------------------------
                                            Richard E. Johnson
                                            Senior Vice President - Finance and
                                            Treasurer
                                            Chief Financial Officer

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                   Exhibit Index to Current Report on Form 8-K
                             Dated November 18, 2005

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Exhibit
 Number                                 Description
-------                                 -----------
10.1 Badger Meter, Inc. Executive Supplemental Plan for Key Employees, dated January 1, 2005, between Badger Meter, Inc. and Richard A. Meeusen and Richard E. Johnson.
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